UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

SINGULARITY FUTURE TECHNOLOGY LTD.
(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1100

New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 849-4548

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 9, 2022, a securities class action, Crivellaro v. Singularity Future Technology Ltd., et al., No. 22-cv-7499-BMC, was commenced against Singularity Future Technology Ltd. (the “Company”) and certain other defendants in the United States District Court for the Eastern District of New York (the “Court”), alleging violations of the federal securities laws (the “Class Action”). On December 17, 2024, the Court granted in part and denied in part the motions to dismiss filed by the Company and its former Chief Executive Officer, Yang Jie. On July 13, 2025, the Company and the lead plaintiffs entered into a Stipulation and Agreement of Settlement (the “Original Settlement Agreement”), pursuant to which the parties agreed to resolve the litigation, subject to final approval by the Court. On March 9, 2026, following a fairness hearing, the Court denied, without prejudice, the motion for final approval of the proposed settlement, denied as moot the related motions concerning attorneys’ fees, the escrow agreement and the issuance of shares pursuant to Section 3(a)(10) of the Securities Act of 1933. The Court also ordered that the previously imposed temporary restraining order remain in effect.

On June 22, 2026, the Company and the lead plaintiffs entered into an Amended Stipulation and Agreement of Settlement (the “Amended Settlement Agreement”), which amends and supersedes the Original Settlement Agreement.

Pursuant to the Amended Settlement Agreement and subject to approval by the Court, the Company agreed to settle the Class Action for an aggregate cash settlement amount of $5,800,000, which includes the $2,000,000 previously deposited into escrow. The Company agreed to deposit an additional $1,500,000 within 15 calendar days after execution of the Amended Settlement Agreement and receipt of the necessary wire transfer information, subject to a 15-calendar-day grace period for banking or wire-processing delays not caused by the Company and deposit the remaining $2,300,000 within 60 days after the initial payment.

The Amended Settlement Agreement provides that the settlement will be subject to Court approval and, upon effectiveness, will result in the dismissal of the Class Action with prejudice and the mutual releases set forth therein, subject to customary exclusions.

If the Company fails to make any required payment when due, such failure will constitute a material breach, and the plaintiffs may terminate the settlement, declare the unpaid settlement balance immediately due and payable, and enforce the Confession of Judgment executed by the Company for the unpaid balance, together with any applicable interest, costs and attorneys’ fees.

The execution of the Amended Settlement Agreement does not constitute an admission by the Company of any wrongdoing, fault, or liability, and the Company does not admit any wrongdoing, fault, or liability.

The Company determined that resolving the Class Action now is in its best interests. Although the Company was prepared to continue defending its position, the Amended Settlement Agreement meaningfully reduces the uncertainty, distraction, and significant costs and exposure associated with protracted and complex class action litigation and further enables the Company to maintain its focus on executing its business strategy.

The ultimate outcome of the Class Action remains uncertain, with no guarantee that the Amended Settlement Agreement will receive Court approval. If the settlement is not finalized, the Company intends to continue defending itself in the pending class action and maintains that it has strong factual and legal defenses.

This summary is qualified by reference to the full text of the Amended Settlement Agreement, a copy of which is filed with the Court in Crivellaro v. Singularity Future Technology Ltd., et al., No. 22-cv-7499-BMC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2026, the Company held the annual meeting of shareholders for fiscal year ended June 30, 2025, at Room 1406, 14/F, Star Hse, 3 Salisbury Rd, Tsim Sha Tsui, Kowloon, Hong Kong. The voting results for each matter submitted to a vote at the meeting are as follows:

1.	To re-elect Xu Zhao and Jinhao Pang as Class I director nominees to serve on the board of directors of the Company (the “Board”) until our annual meeting of stockholders for the fiscal year ended June 30, 2028 or until their successors are duly elected or appointed;

	For	Against	Abstain
Jinhao Pang	3,235,000.80	22,086.20	3,543.30
Xu Zhao	3,217,160.80	39,926.20	3,543.30

Accordingly, Xu Zhao and Jinhao Pang were re-elected as Class I directors.

2.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026;

For	Against	Abstain
3,236,307.30	20,805.00	3,517.00

Accordingly, the appointment of Audit Alliance LLP has been ratified.

3.	To approve a new stock incentive plan of the Company (the “2026 Incentive Plan”)

For	Against	Abstain
3,170,997.10	86,118.30	3,515.00

Accordingly, the 2026 Incentive Plan has been approved.

4.

(a) To grant discretionary authority to the Board to amend the Company’s current Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding common stock of the Company without par value per share (the “Common Stock”) at one of three reverse split ratios, one (1)-for-five (5), one (1)-for-ten (10), or one (1)-for-fourteen (14), whereby five (5) shares, ten (10) shares, or fourteen (14) shares of Common Stock be consolidated into one (1) share of Common Stock (the “Reverse Stock Split”), with the exact reverse split ratio and effective date of the Reverse Stock Split to be determined by the Board in its sole discretion, provided that the effective date of the Reverse Stock Split shall not be later than the first anniversary of its approval by the stockholders of the Company; and

(b) to approve the rounding up of any fractional shares resulting from the Reverse Stock Split to the next whole share (together with 4(a), the “Reverse Stock Split Amendment”);

For	Against	Abstain
3,083,600.40	173,511.70	3,518.20

Accordingly, the Reverse Stock Split Amendment proposal has been approved.

5.	To amend the Company’s current Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock, which the Company shall have authority to issue, from 50,000,000 shares to 50,000,000,000 shares (the “Increase of Authorized Shares Amendment”).

For	Against	Abstain
3,082,503.10	174,609.00	3,518.20

Accordingly, the Increase of Authorized Shares Amendment proposal has been approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2026	Singularity Future Technology Ltd.

	By:	/s/ Jia Yang
	Name:	Jia Yang
	Title:	Chief Executive Officer

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